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                   AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT
                     AND AMENDMENT NO. 1 TO CONVERTIBLE NOTE

         THIS AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT AND AMENDMENT NO. 1 TO CONVERTIBLE NOTE (the "Amendment") is entered into as of January 24, 1997 by and between PSINET INC. ("Seller") and MINDSPRING ENTERPRISES, INC. ("Buyer").

         WHEREAS, Seller and Buyer are parties to that certain Asset Purchase Agreement dated June 28, 1996, as amended by Amendment No. 1 thereto dated June 28, 1996 and Amendment No. 2 thereto dated September 1, 1996 (as so amended, the "Purchase Agreement" and such Amendment No. 2, "Amendment No. 2"); and

         WHEREAS, as required by the Purchase Agreement, Buyer issued to Seller as of September 1, 1996 its Convertible Note due September 1, 1997 in the original principal amount of $9,929,000 (the "Second Note"); and

         WHEREAS, Seller and Buyer desire to amend the Purchase Agreement and the Second Note, all in accordance with and subject to the terms and conditions hereinafter set forth; and

         WHEREAS, capitalized terms that are used but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement;

         NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

         1. The first paragraph of Section 2.2 of the Purchase Agreement is hereby amended and restated to read as follows:

         For and in consideration of the conveyances and assignments described in Section 2.1 and in addition to the assumption of liabilities as set forth in
Section 2.4, Buyer agrees to pay to Seller, and Seller agrees to accept from Buyer, an aggregate purchase price (the "Purchase Price") equal to Twelve Million Nine Hundred Twenty Nine Thousand Dollars ($12,929,000).

         2. Section 2.3 of the Purchase Agreement is hereby amended and restated to read as follows:

         (a) Buyer shall deliver to Seller at the First Closing the amount of One Million Dollars ($1,000,000.00) in immediately available funds (the "Cash Payment") and a fully executed copy of the First Note;
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         (b) Buyer shall deliver to Seller at the Second Closing a fully executed copy of the Second Note.

         3. The definition of "Second Note" in the Purchase Agreement is hereby amended by deleting all of the text of such definition following the phrase "Exhibit 2.3(b)".

         4. Exhibit 2.3(b) attached to this Amendment shall be, for all purposes, Exhibit 2.3(b) of the Purchase Agreement. Upon execution of this Amendment, Buyer shall re-execute the Second Note in the form attached to this Amendment as Exhibit 2.3(b) and deliver the same to Seller, and, promptly thereafter, Seller shall return to Buyer the original Second Note, which shall be deemed amended and restated by such re-executed Second Note.

         5. All references to $9,929,000, whether in words or numbers, in the Second Note and the Purchase Agreement are hereby amended, effective as of October 22, 1996, to read $3,078,324.

         6. Buyer hereby consents to the pledge of the Second Note to Fleet Bank of Massachusetts or any other primary institutional lender of Seller, provided such pledge is permitted by applicable federal and state securities laws.

         7. The parties acknowledge that the First Note has been paid in full, and that the First Note has been cancelled by Buyer.

         8. The parties acknowledge that Buyer has satisfied its obligations under Section 3.4 of the Purchase Agreement.

         9. The definitions of "Third Note," "Fourth Note" and "Fifth Note" and each reference thereto in the Purchase Agreement, are hereby deleted from the Purchase Agreement.

         10. The Purchase Agreement and the Second Note are hereby ratified and confirmed and, except as expressly modified hereby, the Purchase Agreement shall continue unmodified and in full force and effect.

         11. This Amendment may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.
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         IN WITNESS WHEREOF, each of the parties hereto has executed this
Amendment, or has caused this Amendment to be duly executed and delivered in its name on its behalf, all as of the day and year first above written.

                                    BUYER

                                    MINDSPRING ENTERPRISES, INC.

                                    By:    /s/ Charles M. Brewer        (SEAL)
                                        --------------------------------
                                    Name:  Charles M. Brewer
                                    Title: Chairman & CEO

                                    SELLER

                                    PSINET INC.

                                    By:    /s/ William L. Schrader      (SEAL)
                                        --------------------------------
                                    Name:  William L. Schrader
                                    Title: President & CEO
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Exhibit 2.3(b) to the Amendment Agreement (Form of Promissory Note) has been omitted. The Company agrees to furnish this Exhibit supplementally to the Commission upon request. There were no other Exhibits to the Amendment Agreement.